UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Applebee’s International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

APPLEBEE’S INTERNATIONAL, INC.
4551 W. 107th Street
Overland Park, Kansas 66207

May 1, 2007

Dear Stockholder:

This is to inform you that Applebee’s International, Inc. and Breeden Partners L.P. recently entered into a settlement agreement that enables us to avoid a costly proxy contest at the 2007 Annual Meeting of Stockholders scheduled for May 25, 2007.

The agreement, which is described in the accompanying Supplement to the Company’s Proxy Statement, will enable the Board of Directors and management to continue to focus their full attention on operating the business and maximizing the value of the Company for our stockholders.

The Board of Directors and Breeden Partners L.P. join in supporting the slate of nominees set forth in the Supplement. In order to cast your vote for these nominees, please sign, date and mail the enclosed green proxy card.

Very truly yours,

(-s- LLOYD L HILL)
Lloyd L. Hill
Chairman of the Board

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU HAVE. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED GREEN PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE. YOU MAY ALSO GRANT A PROXY OVER THE INTERNET OR BY TELEPHONE, AS SET FORTH ON THE ENCLOSED PROXY CARD.

ALL STOCKHOLDERS, REGARDLESS OF WHETHER THEY HAVE PREVIOUSLY SUBMITTED A PROXY ARE URGED TO RETURN THE ENCLOSED PROXY CARD. PLEASE DISCARD ANY WHITE OR BLUE PROXY CARD YOU MAY HAVE PREVIOUSLY RECEIVED. ANY PREVIOUS PROXY WHICH YOU HAVE SUBMITTED (OTHER THAN THE GREEN PROXY CARD ENCLOSED HERE) WILL NOT BE VOTED AT THE ANNUAL MEETING. ACCORDINGLY, THERE IS NO NEED TO REVOKE ANY PREVIOUSLY SUBMITTED WHITE OR BLUE PROXY CARD BECAUSE SUCH PROXIES WILL NOT BE SUBMITTED AT THE ANNUAL MEETING.

If you have any questions, please call our proxy solicitor:

Innisfree M&A Incorporated
at
1-877-825-8631

APPLEBEE’S INTERNATIONAL, INC.
4551 W. 107th Street
Overland Park, Kansas 66207

SUPPLEMENT
TO PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 25, 2007

This supplement (the “Supplement”) supplements and amends the Proxy Statement dated April 9, 2007 (the “Proxy Statement”) of Applebee’s International, Inc. (the “Company”) furnished to stockholders in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of the Company for use at the 2007 Annual Meeting of Stockholders scheduled to be held on May 25, 2007 at 9:00 a.m., CDT, at the Ritz Charles Conference Facility located at 9000 West 137th Street, Overland Park, Kansas 66221 (the “Annual Meeting”). The record date for the determination of the holders of common stock of the Company who are entitled to notice of and to vote at the Annual Meeting is March 26, 2007, which is the same record date specified in the Proxy Statement.

This Supplement, which should be read in conjunction with the Proxy Statement, is first being furnished to stockholders of the Company on or about May 1, 2007.

On April 25, 2007, the Company entered into a settlement agreement (the “Agreement”) with Breeden Partners L.P. and Breeden Capital Management LLC and its affiliated investment funds (collectively, “Breeden Partners”), pursuant to which Breeden Partners terminated its solicitation of proxies in support of its four Board nominees and the Company agreed to propose for election two new nominees, Richard C. Breeden and Laurence E. Harris (both of whom were nominees of Breeden Partners), as well as existing directors Jack P. Helms, Lloyd L. Hill, Burton M. Sack and Michael A. Volkema (all of whom previously were nominees of the Board). The six individuals identified above are collectively referred to herein as the “Nominees.”

The green proxy card enclosed with this Supplement differs from the white proxy card previously furnished to you with the Proxy Statement in that the enclosed green proxy card includes the names of all of the Nominees. Thus, if you wish to vote, please submit the green proxy card enclosed with this Supplement. The Board recommends that you vote FOR each of the Nominees.

In addition, stockholders are being asked to vote at the Annual Meeting FOR approval of an amendment to the Company’s Employee Stock Purchase Plan and FOR the ratification of the selection of Deloitte & Touche, LLP as our independent registered public accounting firm for the 2007 fiscal year as more fully described in the Proxy Statement.

The Board of Directors does not intend to bring before the Annual Meeting any matters other than those specifically described above, and knows of no matters other than the foregoing to come before the Annual Meeting. If any other matters or motions properly come before the Annual Meeting, it is the intention of the persons named in the green proxy card to vote such proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Annual Meeting.

Stockholders are urged to sign, date and mail the enclosed green proxy card promptly. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby by notice in writing to the Corporate Secretary, Applebee’s International, Inc., 4551 W. 107th Street, Overland Park, KS 66207, or by submitting a later dated proxy or voting in person at the Annual Meeting.

Background

On December 11, 2006, Breeden Partners formally notified the Company of its intention to nominate four nominees for election at the Annual Meeting, and on April 13, 2007, Breeden Partners began soliciting proxies for these nominees pursuant to a definitive proxy statement in opposition to the four continuing directors nominated by the Company and named in the Proxy Statement.

2

On April 25, 2007, the Company and Breeden Partners entered into the Agreement, which provides that, among other things, the Board will recommend that the stockholders of the Company elect the Nominees identified above as directors and that Breeden Partners will vote all of its shares in favor of the Nominees at the Annual Meeting.

Pursuant to the terms of the Agreement, Mr. Breeden and Mr. Harris were appointed as members of the Board of Directors effective April 26, 2007. In order to accomplish this, the Company amended its bylaws to increase the maximum size of the Board to 14, and set the number of members of the Board at 14. Two vacancies were created in Class III and Mr. Breeden and Mr. Harris were placed in Class III. Mr. Breeden was named to the Executive Compensation, Strategy, and Corporate Governance/Nominating Committees of the Board. Mr. Harris was named as a member of the Corporate Governance/Nominating and Audit Committees of the Board. Breeden Partners agreed to withdraw its nominees and terminate the pending proxy contest.

Breeden Partners also agreed that commencing on the appointment of Mr. Breeden and Mr. Harris to the Board of Directors, and for so long as at least one Breeden Partners nominee is serving on the Board, Breeden Partners would not (1) with respect to the Company or its common stock, make, engage or in any way participate in, directly or indirectly, in the “solicitation” (as such term is used in the proxy rules of the SEC) of proxies or consents (whether or not relating to the election or removal of directors); seek to advise, encourage or influence any person with respect to the voting of any common stock (other than affiliates), or (2) except as specifically and expressly set forth in the Agreement, seek, alone or in concert with others, election or appointment to, or representation on, or nominate or propose the nomination of any candidate to, the Board, or (3) initiate, propose or otherwise “solicit” (as such term is used in the proxy rules of the SEC) stockholders of the Company for the approval of stockholder proposals whether made pursuant to Rule 14a-8 or Rule 14a-4 under the Exchange Act, or otherwise, or cause or encourage or attempt to cause or encourage any other person to initiate any such stockholder proposal, regardless of its purpose; otherwise communicate with the Company’s stockholders or others pursuant to Rule 14a-1(1)(2)(iv)(A) under the Exchange Act.

Pursuant to the Agreement, the Company has reimbursed Breeden Partners for $500,000 in fees and expenses incurred by Breeden Partners in connection with its previous proxy solicitation.

The Company filed a complete copy of the Agreement with the Securities and Exchange Commission (the “SEC”) on April 30, 2007 as an exhibit to its Current Report on Form 8-K, and this summary is qualified by the terms of the Agreement included therein.

Nominees

Proposal 1 as set forth in the Proxy Statement is hereby amended to provide that the Board of Directors has nominated six individuals to serve on the Board of Directors. As discussed below, five Nominees will serve for a three-year term until the 2010 Annual Meeting and one Nominee will serve for a two-year term until the 2009 Annual Meeting. Richard C. Breeden and Laurence E. Harris have consented to being named in this Supplement and have agreed to serve if elected, and we have no reason to believe that either of them will be unable to serve. Information about the Nominees who are current directors of the Company is set forth in the Proxy Statement. Certain information concerning Richard C. Breeden and Laurence E. Harris is set forth below.

Richard C. Breeden, 57, has served since 2005 as Chairman and Chief Executive Officer of Breeden Capital Management LLC, the manager of a series of affiliated investment funds. He has also served since 1996 as Chairman of Richard C. Breeden & Co., LLC, a professional services firm specializing in strategic consulting, financial restructuring and corporate governance advisory services. Mr. Breeden is a former Chairman of the U.S. Securities and Exchange Commission and former Corporate Monitor of WorldCom, Inc. He currently serves on the Board of Banco Bilbao Vizcaya Argentaria, S.A., of Spain (NYSE: BBV), one of the 20 largest banks in the world by market capitalization. Mr. Breeden, in his capacity as managing member, as well as Chairman and Chief Executive Officer of Breeden Capital Management LLC, may be deemed to be the beneficial owner of the 4,025,000 shares of common stock of the Company owned by Breeden Partners.

Laurence E. Harris, 70, is Of Counsel to the law firm Patton Boggs LLP and was a partner with the firm from May 2001 until December 2004. From December 1996 to April 2001, Mr. Harris was senior vice president and general counsel of Teligent, Inc., an international telecommunications company. Mr. Harris serves on the board of

3

directors and is chairman of the audit committee of Sports Brands International, Inc., the parent company of FILA, and serves on the board of directors and is chairman of the audit committee of Inphonic Inc., a seller of online wireless services and products.

Mr. Breeden and Mr. Harris both meet the applicable Nasdaq independence standards. There are no related party transactions between the Company and Mr. Breeden or Mr. Harris. Each of them will receive the standard compensation received by outside directors, as described in the Proxy Statement.

Terms and Classification of Directors

All Nominees are currently Class III directors whose term expires at the Annual Meeting. Mr. Breeden, Mr. Harris, Mr. Hill, Mr. Sack, and Mr. Volkema are being nominated for election at the Annual Meeting as Class III directors for new three-year terms. Mr. Helms will resign his position as a Class III director immediately prior to the Annual Meeting. The resulting vacancy will become part of Class II and Mr. Helms is being nominated for election at the Annual Meeting as a new Class II director, for a two-year term which will expire at the 2009 Annual Meeting of Stockholders. Additional information on the classification of directors can be found in the Proxy Statement.

Voting of Proxies

If you wish to vote for all six of the Nominees, you must do so by voting on the green proxy card enclosed within this Supplement. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Annual Meeting is required to elect directors. All proxies received by the Board of Directors will be voted for the election as directors of the Nominees listed above if no direction to the contrary is given.

In addition, stockholders are being asked to vote at the Annual Meeting FOR approval of an amendment to the Company’s Employee Stock Purchase Plan and FOR the ratification of the selection of Deloitte & Touche, LLP as our independent registered public accounting firm for the 2007 fiscal year as more fully described in the Proxy Statement.

The green proxy card enclosed with this supplement differs from the white proxy card previously furnished to you with the Proxy Statement. If you wish to vote on any of the proposals at the Annual Meeting, you must do so by voting on the green proxy card enclosed within this Supplement. Stockholders are urged to sign, date and mail the enclosed green proxy card promptly. You may also grant a proxy over the Internet or by telephone, as set forth on the enclosed green proxy card.

The enclosed green proxy card is being delivered to stockholders of the Company along with this Supplement. ALL STOCKHOLDERS, REGARDLESS OF WHETHER THEY HAVE PREVIOUSLY SUBMITTED A PROXY, ARE URGED TO RETURN THE ENCLOSED GREEN PROXY CARD. PLEASE DISCARD ANY WHITE OR BLUE PROXY CARD YOU MAY HAVE PREVIOUSLY RECEIVED. ANY PREVIOUS PROXY WHICH YOU HAVE SUBMITTED (OTHER THAN THE GREEN PROXY CARD ENCLOSED HERE) WILL NOT BE VOTED AT THE ANNUAL MEETING. ACCORDINGLY, THERE IS NO NEED TO REVOKE ANY PREVIOUSLY SUBMITTED WHITE OR BLUE PROXY CARD BECAUSE SUCH PROXIES WILL NOT BE SUBMITTED AT THE ANNUAL MEETING.

For shares you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by attending the meeting and voting in person. The election of directors will now be considered a routine matter under the New York Stock Exchange rules.

By Order of the Board of Directors

REBECCA R. TILDEN SIG
Rebecca R. Tilden, Secretary
Applebee’s International, Inc.
4551 W. 107th Street
Overland Park, KS 66207

Overland Park, Kansas
May 1, 2007

4

IMPORTANT NOTE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU HOLD. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED GREEN PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO GRANT A PROXY OVER THE INTERNET OR BY TELEPHONE, AS SET FORTH ON THE ENCLOSED PROXY CARD.

CONTACT FOR QUESTIONS AND ASSISTANCE IN VOTING

If you have any questions or need assistance in voting your shares, please call the firm assisting the Company in the solicitation of proxies:

Innisfree M&A Incorporated
at
1-877-825-8631

If you need additional copies of this proxy statement or voting materials, you should contact Innisfree M&A Incorporated.

5

YOUR VOTE IS IMPORTANT
Please take a moment now to vote your shares of Applebee’s International, Inc.
common stock for the upcoming Annual Meeting of Stockholders.
PLEASE REVIEW THE PROXY STATEMENT AND SUPPLEMENT
AND SUBMIT YOUR PROXY TODAY IN ONE OF THREE WAYS:
1.	Submit your Proxy by Telephone — Please call toll-free in the U.S. or Canada at 1-866-855-9703, on a touch-tone telephone. If outside the U.S. or Canada, call 1-215-521-1341. Please follow the simple instructions. You will be required to provide the unique control number indicated below.
OR
2.	Submit your Proxy by Internet — Please access https://www.proxyvotenow.com/appb, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number indicated below.

You may submit your proxy by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet submission authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.
OR
3.	Submit your Proxy by Mail — If you do not wish to submit your proxy by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: Applebee’s International, Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155
▼ TO SUBMIT YOUR PROXY BY MAIL PLEASE DETACH GREEN PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED ▼

GREEN PROXY
The Board of Directors Recommends a Vote “FOR” Proposals 1 through 3.

			Vote FOR all	Vote WITHHELD
1. Elect Six Directors for	01 Richard C. Breeden	04 Lloyd L. Hill	nominees (except	from all
the terms indicated in	02 Laurence E. Harris	05 Burton M. Sack	as marked below)	nominees
in the Proxy Supplement:	03 Jack P. Helms	06 Michael A. Volkema	☐	☐

(Instructions: To withhold authority to vote for any nominee, write the number(s) of the nominee(s) on the line provided to the right.)

		FOR	AGAINST	ABSTAIN
2.	Approve amendment to the Applebee’s International, Inc. Employee Stock Purchase Plan.	☐	☐	☐
3.	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the 2007 fiscal year.	☐	☐	☐
The undersigned acknowledges receipt from Applebee’s International, Inc. prior to execution of this proxy, of the Notice of the Annual Meeting, Proxy Statement and Supplement.

Address Change: Mark Box Indicate changes to left:	☐

Date	, 2007

Signature

Signature
Please sign name(s) exactly as shown at left. When signing as executor, administrator, trustee, guardian or corporate officer, give full title as such; when shares have been issued in names of two or more persons, all should sign. This proxy, if properly executed and delivered, will revoke all previous proxies.

PLEASE SUBMIT YOUR PROXY TODAY!
SEE REVERSE SIDE
FOR THREE EASY WAYS TO SUBMIT YOUR PROXY.

▼ TO SUBMIT YOUR PROXY BY MAIL PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED ▼

GREEN PROXY
APPLEBEE’S INTERNATIONAL, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 25, 2007
9:00 a.m. (Local Time)
This Proxy is solicited by the Board of Directors for use at the
Annual Meeting on May 25, 2007.
The undersigned hereby appoints David L. Goebel and Rebecca R. Tilden, and either of them, Proxies with full power of substitution to vote all shares of Common Stock of Applebee’s International, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Applebee’s International, Inc. to be held at the Ritz Charles Conference Facility, 9000 West 137th Street, Overland Park, Kansas on May 25, 2007, or at any adjournment or postponement thereof. This proxy will be voted as directed herein. If no direction is specified with regard to a proposal, this proxy will be voted “FOR” any such proposal. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
Continued on reverse side.